WINTERGREEN FUND, INC.

SUPPLEMENT DATED DECEMBER 15, 2015
TO THE PROSPECTUS DATED APRIL 30, 2015 AND
STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2015

The third paragraph under “Management – Other Service Providers” in the Prospectus is hereby deleted and replaced in its entirety with the following:

JPMorgan Chase Bank, N.A., the custodian of the Fund’s assets, is located at 383 Madison Avenue, Floor 11, New York, NY 10179.

The paragraph under “Investment Advisory and Other Services – Custodian” in the Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

JPMorgan Chase Bank, N.A. (the “Custodian”), the custodian of the Fund’s assets, is located at 383 Madison Avenue, Floor 11, New York, NY 10179. As custodian of the Fund’s assets, the Custodian is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, and safekeeping and controlling the Fund’s cash and securities. The Custodian may employ sub-custodians to provide custody of the Fund’s domestic and foreign assets pursuant to Rule 17f-7 under the 1940 Act.

In addition, Anthony DiGioia has resigned as a Vice President of Wintergreen Fund, Inc. (the “Fund”), and Jake Ferch has resigned as a Vice President and Assistant Secretary of the Fund.  References to each of Mr. DiGioia and Mr. Ferch in the Statement of Additional Information are hereby deleted.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.